SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2015

INFINITY AUGMENTED REALITY, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-53446	71-1013330
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

228 Park Ave. S #61130

New York, NY 10003-1502

(Address of principal executive offices)

(917) 677-2084

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01      Entry into a Material Definitive Agreement.

On February 2, 2015, Infinity Augmented Reality, Inc. (the “Company” or “we”) and certain of its debenture holders and stockholders and their affiliates holding a majority of the Company’s outstanding voting equity securities entered into a definitive agreement to restructure a portion of the Company’s existing debt, provide for the assumption by certain of the stockholders of liabilities arising from the Company’s former business and serving as a first step in efforts to effect a recapitalization of the Company. A summary of the material terms of the Master Agreement, dated as of February 2, 2015 (the “Master Agreement”), by and among Credit Strategies LLC, Platinum Partners Value Arbitrage Fund L.P. (“Platinum”), ALS Capital Ventures LLC for itself and as agent for each of its affiliates on behalf of whom it holds the assets relating to our former business, the Life Settlement Business (collectively, “ALS”), SBO Trust U/A/D 4/13/10, MJSYRL Inc., CS Master Holdings LLC, Singulariteam Fund L.P. (f/k/a Genesis Angels Fund, LP) (“Singulariteam”) and Moshe Oratz, (collectively, “Security Holders”) is included below.

Assumption of Liabilities Associate with Former Business

Under the terms of the Master Agreement, Credit Strategies LLC, Platinum and ALS (collectively, the “Indemnitors”) have assumed all liabilities relating to the Company’s former activities in the life settlement business and have agreed to indemnify the Company and its directors and officers from against any losses related to such business. In connection therewith, the Indemnitors have agreed to indemnify the Company for all legal fees and expenses and assume all liability relating to the legal suit currently proceeding in State Court in New York which was commenced by CMS Life Insurance Opportunity Fund, L.P., and have agree to reimburse the Company for all legal fees that have already been paid to the Company’s attorneys.

Conversion of Debentures and Warrants to Series A Convertible Preferred Stock

We have previously issued debentures in an aggregate principal amount of $7,793,543 convertible into shares of the Company’s common stock, par value $0.00001 per share (“Common Stock”), at a rate of $0.25 per share (the “Debentures”). In connection with the issuance of the Debentures, the Company also issued warrants to purchase up to 31,174,172 additional shares of Common Stock at an exercise price of $0.50 per share (the “Warrants”). Under the Master Agreement, the Security Holders, with the exception of ALS, have agreed to exchange these Debentures, accrued interest and Warrants for 52,767,193 shares of newly designated Preferred A Convertible Stock par value $0.00001 per share (the “Series A Preferred Stock”). ALS has agreed to convert all of its Debentures, accrued interest and Warrants into 9,918,883 shares of our Common Stock.

The Series A Preferred Stock will be authorized in accordance with a Certificate of Designation of Preferences, Rights and Limitations of Series A Preferred Stock to be filed with the Nevada Secretary of State once the Authorized Capital Increase described below has been implemented. A total of 52,767,193 shares of Series A Preferred Stock will be so authorized.

The holders of Series A Preferred Stock will have a liquidation preference of an aggregate of $6,634,256, plus interest of 1.2% per annum commencing from January 1, 2015 (“Liquidation Preference”) payable upon the liquidation, consolidation, merger of the Company or the sale of all of substantially all of the assets or outstanding share capital of the Company (“Deemed Liquidation”). Upon the occurrence of a Deemed Liquidation and after receipt of the Liquidation Preference, the holders of the Series A Preferred Stock are not entitled to share in the remainder of the proceeds of such transaction with other stockholders. Notwithstanding the foregoing, the holders of Series A Preferred Stock are not entitled to receive the Liquidation Preference if such holders would have received a payment exceeding the Liquidation Preference in any Deemed Liquidation.

The Series A Preferred Stock are to vote together with the Common Stock as a single class and shall not have any senior rights to the Common Stock other than the Liquidation Preference. At the option of the holder, the shares of Series A Preferred Stock are convertible into shares of Common Stock on a one-for-one basis as adjusted for subdivision, combination or consolidation of Common Stock, stock dividends and other distributions. The Series A Preferred Stock automatically converts into Common Stock at the closing of a public offering of the Company’s Common Stock with net proceeds to the Company of at least $20,000,000 or upon the consent of the holders of a majority of the outstanding Series A Preferred Stock to so convert.

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Reverse/Forward Stock Split

The Security Holders have approved and agreed that the Company should take all steps necessary in order to reduce the number of record holders of the Company’s Common Stock to below 300 holders of record, which would cause the Company’s reporting obligations under The Exchange Act of 1934, as amended (the “Exchange Act”) to become eligible for suspension under Rule12h-3 or Section 15(d) thereunder, and cause the Company’s Common Stock to become eligible for termination of registration under Rule 12g-4 and Section 12(g) of the Exchange Act. The purpose of these efforts is to reduce the administrative burden and costs associated with the Company’s reporting obligations under the Act. In addition, the prospect of additional financing (discussed further below) is premised on the Company successfully suspending its reporting obligation under the Exchange Act.

In furtherance of the Company’s efforts to suspend its reporting obligation under the Act, the Master Agreement contemplates that the Company will implement at a 101-for-1 reverse stock split (the “Reverse Stock Split”) of the Company’s outstanding Common Stock immediately followed by a 1-for-101 forward stock split of the Company’s outstanding Common Stock (the “Forward Stock Split”, and collectively with the Reverse Stock Split, the “Reverse/Forward Stock Split”). Holders of record of less than one share of Common Stock after the Reverse Stock Split would be cashed out at the rate of $0.15 per pre-split share. Holders of record of more than one share of Common Stock after the Reverse Stock Split will participate in the Forward Stock Split. Such amendments would not change the par value per share or the number of authorized shares of Common Stock. The Company has received the consent of the holders of the requisite number of its outstanding Common Stock under Nevada law to implement the Reverse/Forward Stock Split.

If the Reverse/Forward Stock Split is implemented as contemplated, the Company would no longer be required to file periodic reports with the Securities Exchange Commission. The Company believes that the deregistration of its Common Stock under the Exchange Act should reduce significant outlays currently expended in complying with the Company’s reporting obligations and allow management to expend its time and resources to otherwise managing the growth of its business and maximizing long-term shareholder value.

Further Investment in the Company

Subject to the successful completion of all of the transactions contemplated under the Master Agreement, including the suspension of the Company’s reporting obligations under the Exchange Act, and approval by the Company’s board of directors, the Security Holders comprising the holders of a majority of the Company’s outstanding Common Stock have agreed that the Company seek investment in the Company for an aggregate purchase price of up to $5,000,000 at a pre-money valuation of no less than $6,000,000. Any investment would be on terms and conditions agreed to by the Company’s board of directors.

The Company and Singulariteam, one of the stockholder parties to the Master Agreement, have held discussions regarding Singulariteam’s participation in any additional investment, subject to the Company successfully suspending its reporting obligations under the Exchange Act. However, as of the date hereof, the Company has received no binding commitment from Singulariteam or any other third party, or any other written indication of interest, and no assurance can be provided that the Company will be able to close on any investment from Singulariteam or any other third party on mutually acceptable terms.

Increase of Authorized Capital

The Master Agreement contemplates an increase of the authorized share capital (the “Authorized Capital Increase”) of Common Stock from 500,000,000 shares of Common Stock, par value $0.00001 per share to 1,000,000,000 shares of Common Stock, and to increase the Company’s authorized shares of preferred stock from 1,000,000 shares of preferred stock, par value $0.00001 per share (the “Preferred Stock”) to 500,000,000 shares of Preferred Stock.

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The Authorized Capital Increase is intended, among other things, to provide for the issuance of the Series A Preferred Stock, issuance of additional series of Preferred Stock to prospective investors and to issue up to 155,000,000 shares of our Common Stock to directors and employees pursuant to the Company’s new incentive plan and to enhance corporate flexibility to finance and develop the operations of our business. Increasing the Company’s authorized shares of Common Stock will provide the Company with greater flexibility and allow the issuance of additional shares of Common Stock when the Company’s board deems such issuance to be in the service of the Company’s interest, without the expense or delay of seeking approval from the stockholders. The Company has received the consent of the holders of the requisite number of its outstanding Common Stock under Nevada law to the Authorized Share Increase.

2015 Incentive Plan

The Master Agreement contemplates that the Company approve an equity incentive plan in order to facilitate grant of Restricted Stock Units and/or options to purchase Common Stock of the Company to such executive officers and employees of the Company and its subsidiary, as the Board of Directors deems fit, from time to time (the “2015 Incentive Plan”)

The intended purpose of the 2015 Incentive Plan is to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the Company. The 2015 Incentive Plan provides for the issuance of options (including incentive stock options for employees only), restricted or unrestricted common stock and other awards under the 2015 Incentive Plan.

It is anticipated that the Company will issue 60 million Restricted Stock Units to each of Motti Kushnir, our Chief Executive Officer and Matan Protter, the Chief Technology Officer of our Israeli Subsidiary and 12.6 million Restricted Stock Units to Ortal Zanzuri, our Chief Financial Officer.

The description of the transactions in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the Master Agreement filed as Exhibit 10.1, and the form of Certificate of Designation of Series A Preferred Stock filed as Exhibit 3.1 (collectively, the "Transaction Documents"), all of which are incorporated herein by reference. The Transaction Documents have been included to provide investors and security holders with information regarding their terms. They are not intended to provide any other factual information about the Company. The Transaction Documents contain certain representations, warranties and indemnifications resulting from any breach of such representations or warranties. Investors and security holders should not rely on the representations and warranties as characterizations of the actual state of facts because they were made only as of the respective dates of the Transaction Documents. In addition, information concerning the subject matter of the representations and warranties may change after the respective dates of the Transaction Documents, and such subsequent information may not be fully reflected in the Company's public disclosures.

Item 3.02.      Unregistered Sales of Equity Securities.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 3.02.

With respect to 8 of the parties to the Master Agreement, the securities referenced hereunder are exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.  In claiming the exemption under Section 4(2), the Company relied in part on the following facts: (1) the offers and sales involved existing investors; (2) the investor had access to information regarding the Company; (3) the investor represented that it (a) had the requisite knowledge and experience in financial and business matters to evaluate the merits and risk of an investment in the Company; (b) was able to bear the economic risk of an investment in the Company; (c) acquired the shares for its own account in a transaction not involving any general solicitation or general advertising, and not with a view to the distribution thereof; and (4) a restrictive legend will be placed on each certificate or other instrument evidencing the shares. With respect to 1 of the parties to the Master Agreement, the securities referenced hererunder were issued in reliance upon the exemption from securities registration afforded by the provisions of Regulation S of the Securities Act, as promulgated by the U.S. Securities and Exchange Commission under the Securities Act. Our reliance upon the exemption under Rule 903 of Regulation S of the Securities Act was based on the fact that the sales of the securities were completed in an "offshore transaction", as defined in Rule 902(h) of Regulation S. We did not engage in any directed selling efforts, as defined in Regulation S, in the United States in connection with the sale of the securities. The investor was not a US person, as defined in Regulation S, and was not acquiring the securities for the account or benefit of a US person.

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Item 5.03.     Amendments to Articles of Incorporation or Bylaws.

The information included in Item 1.01 of this Form 8-K is hereby incorporated by reference into this Item 5.03.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Designation for Series A Convertible Preferred Stock.

10.1	Master Agreement between the Company, Credit Strategies LLC, Platinum Partners Value Arbitrage Fund L.P., ALS Capital Ventures LLC, SBO Trust U/A/D 4/13/10, MJSYRL Inc., CS Master Holdings LLC, Moshe Oratz, and Singulariteam Fund L.P. (f/k/a Genesis Angels Fund, LP), dated February 2, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFINITY AUGMENTED REALITY, INC.

Dated: February 5, 2015	By:	/s/ Ortal Zanzuri
Ortal Zanzuri
Treasurer & Chief Financial Office

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